UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 25, 2019
Date of Report (Date of earliest event reported)

EMCORE CORPORATION
Exact Name of Registrant as Specified in its Charter

New Jersey	001-36632	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

2015 W. Chestnut Street, Alhambra, CA  91803
Address of principal executive offices, including zip code

(626) 293-3400
Registrant's telephone number, including area code

N /A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common stock, no par value	EMKR	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Asset Purchase Agreement
On October 25, 2019, EMCORE Corporation (“EMCORE”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Hytera Communications (Hong Kong) Company Limited, a limited liability company incorporated in Hong Kong (“Hytera HK”), and Shenzhen Hytera Communications Co., Ltd., a corporation formed under the laws of the P.R.C. (“Shenzhen Hytera”, and together with Hytera HK, the “Buyers”), pursuant to which the Buyers agreed to purchase from EMCORE certain catv module and transmitter manufacturing equipment (the “Equipment”) owned by EMCORE and currently located at the manufacturing facility of EMCORE’s wholly-owned subsidiary, EMCORE Optoelectronics (Beijing) Co, Ltd., a corporation formed under the laws of the P.R.C., for an aggregate purchase price of approximately US$5.54 million.
The Equipment will be transferred to the Buyers in three separate closings, which are expected to occur during the quarters ending December 31, 2019 and March 31, 2019, with payment for each portion of the equipment to be made following such transfer in an amount equal to (i) 80% of the applicable sale price within three months following the closing of the applicable sale and transfer and (ii) 20% of the applicable sale price within six months following the closing of the applicable sale and transfer. The Buyers will assume all liabilities arising out of or relating to the Buyers’ ownership or operation of the Equipment on or after the applicable closing, other than certain excluded liabilities specified in the Purchase Agreement. The closings of the foregoing transfers are subject to the satisfaction or waiver by EMCORE and the Buyers, as applicable, of certain closing conditions. The Purchase Agreement also contains customary representations, warranties and covenants of EMCORE and each of the Buyers.
The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties. The terms of the Purchase Agreement govern the contractual rights and relationships, and allocate risks, among the parties in relation to the transactions contemplated by the Purchase Agreement. In particular, the assertions embodied in the representations and warranties in the Purchase Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited, qualified or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and in confidential disclosure schedules to the Purchase Agreement. Moreover, certain representations and warranties in the Purchase Agreement were used for the purpose of allocating risk between the parties rather than establishing matters as facts and may not describe the actual state of affairs at the date they were made or at any other time. Accordingly, the representations and warranties in the Purchase Agreement are not necessarily characterizations of the actual state of facts about EMCORE at the time they were made or otherwise and should only be read in conjunction with the other information that EMCORE makes publicly available in reports, statements and other documents filed with the Securities and Exchange Commission.
Manufacturing Agreement
Concurrently with entry into the Purchase Agreement, EMCORE entered into a Contract Manufacturing Agreement (the “Manufacturing Agreement”), dated as of October 25, 2019, with the Buyers pursuant to which the Buyers agreed to manufacture certain catv module and transmitter products for EMCORE from a manufacturing facility located in Thailand for an initial five year term at product prices agreed to between the parties. In the Manufacturing Agreement, EMCORE agreed to pay certain shortfall penalties in the event that orders for manufactured products are below certain thresholds, which penalties shall not exceed $660,000 in any of the first of four specified 12 months periods, and which will not exceed approximately US$5.54 million in the aggregate following the fifth such 12 month period.
The foregoing description of the Manufacturing Agreement is qualified in its entirety by reference to the full text of the form of Manufacturing Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.
On October 29, 2019, EMCORE issued a press release announcing its entry into the Purchase Agreement and the Manufacturing Agreement disclosed in Item 1.01. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information or that Exhibit 99.1 be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following Exhibit 99.1 is furnished with this report.

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of October 25, 2019 by and among EMCORE Corporation, Hytera Communications (Hong Kong) Company Limited and Shenzhen Hytera Communications Co., Ltd.
10.1	Contract Manufacturing Agreement, dated as of October 25, 2019 by and among EMCORE Corporation, Hytera Communications (Hong Kong) Company Limited and Shenzhen Hytera Communciations Co., Ltd..
99.1	Press Release dated October 30, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION
Dated: October 30, 2019	By: /s/ Tom Minichiello Name: Tom Minichiello Title: Chief Financial Officer